UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2020

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PF	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 7.01. Regulation FD Disclosure

On April 20, 2020, VEREIT, Inc., a Maryland corporation, and its operating partnership, VEREIT Operating Partnership, L.P., a Delaware limited partnership (together with VEREIT, Inc., the “Company”), issued a press release announcing an update regarding the timing of the filing of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”), the related earnings conference call and other matters provided therein which is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.
Item 8.01. Other Events
The Company will be relying on the U.S. Securities and Exchange Commission’s (“SEC”) “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) (the “Order”) to briefly delay the filing of its Form 10-Q due to circumstances related to the coronavirus (COVID-19). The impact of COVID-19 on the Company, its employees and its tenants, including the impact of the Company’s work from home policy it implemented to protect its employees, has slowed the Company’s routine quarterly close process and caused a brief delay in its ability to file the Form 10-Q. Based on the foregoing, the Company expects to file its Form 10-Q on May 20, 2020 (which is within the permitted timeframe of the Order).
In addition, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K:

The current pandemic of the novel coronavirus (COVID-19) has negatively affected and will likely continue to negatively affect our business, financial condition, liquidity and results of operations and those of our tenants.
The current COVID-19 pandemic has had, and likely will continue to have, repercussions across local, national and global economies and financial markets. COVID-19 has impacted all states where our tenants operate their businesses or where our properties are located and measures taken to prevent or remediate COVID-19, including “shelter-in-place” or “stay-at-home” orders or other quarantine mandates issued by local, state or federal authorities, have had an adverse effect on our business and the businesses of our tenants. The full extent of the adverse impact on our results of operations, liquidity (including our ability to access capital markets), and our ability to acquire, dispose or lease properties for our portfolio, our joint venture partners’ portfolios and/or for the tenant-in-common and Delaware statutory trust real estate programs’ properties that we manage is unknown and will depend on future developments, which are highly uncertain and cannot be predicted. Our results of operations, liquidity and cash flows could be materially affected.

Many of our tenants operate in industries that depend on in-person interactions with their customers to be profitable and to fund their obligations under lease agreements with us. Measures taken to prevent or remediate COVID-19, including “shelter-in-place” or “stay-at-home” orders or other quarantine mandates have, with respect to some portion of our tenants, (i) decreased or prevented our tenants’ customers’ willingness or ability to frequent their businesses, and/or (ii) impacted supply chains from local, national and international suppliers or otherwise delayed the delivery of inventory or other materials necessary for our tenants’ operations, which has adversely affected, and is likely to continue to adversely affect, their ability to maintain profitability and make rental payments to us under their leases. Tenants may also, as a result of such public health crisis, orders or mandates and any resulting economic downturn, request rent deferrals, rent abatement or early termination of their leases as well as may be forced to temporarily or permanently close or declare bankruptcy which could reduce our cash flows and negatively affect our ability to pay dividends at current levels or at all. Specifically, as a result of COVID-19 and various governmental orders currently in place, a number of our tenants have either closed their business or are operating with limited operations and/or have submitted requests for rent relief or failed to pay rent. In addition, state, local or industry-initiated efforts, such as tenant rent freezes or suspension of a landlord’s ability to enforce evictions, may also affect our ability to collect rent or enforce remedies for the failure to pay rent. We believe our tenants do not have a clear contractual right to cease paying rent due to government-mandated closures and we intend to enforce our rights under the lease agreements. However, COVID-19 and the related governmental orders present fairly novel situations for which the ultimate legal outcome cannot be assured and it is possible future governmental action could impact our rights under the lease agreements. The extent of tenant requests and actions and the impact to the Company’s results of operations and cash flows is uncertain and cannot be predicted.

The spread of COVID-19 has caused significant financial market volatility and economic downturn (including a potential global recession), and the length and extent of such volatility and downturn are currently unknown. The financial impact of COVID-19 could have a material and adverse effect on our results of operations, liquidity and cash flows, in particular due to the potential (i) inability of our tenants to satisfy their rent obligations, (ii) inability of the Company to renew leases, lease vacant space or re-let space as leases expire on favorable terms, or at all, and (iii) difficulty for the Company accessing debt and equity capital on attractive terms, or at all. The effect of COVID-19 may also negatively impact our future compliance with financial covenants in our credit facility, indentures governing our senior notes and other debt agreements and result in a default and acceleration of indebtedness which could negatively impact our ability to make additional borrowings under our credit facility. The financial impact of COVID-19 could also negatively affect our ability to pay dividends or fund acquisitions.
As a result of COVID-19, the Company implemented a work-from-home policy to protect its employees and has transitioned its employees to work remotely. The COVID-19 pandemic and other epidemics, pandemics or other public health crises in the future may also impact the continued service and availability of our personnel, including our executive officers, and our ability to recruit, attract and retain skilled personnel. Operationally, although we have initiated a work-from-home policy, if significant portions of our workforce, including key personnel, are unable to work effectively because of illness, government actions or other restrictions implemented in connection with COVID-19, the impact on our business could be exacerbated.

The full extent of the adverse impact of COVID-19 on our business, financial condition, liquidity and results of operations cannot be predicted and may be material. The magnitude will depend on factors beyond our control including actions taken by local, state, national and international governments, non-governmental organizations, the medical community, our tenants, and others. Moreover, risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 and filed with the SEC on February 26, 2020 could be heightened as a result of the impact of the COVID-19 or any other public health crisis.
Forward-Looking Statements

Information set forth herein contains “forward-looking statements” (within the meaning of the federal securities laws, Section 27A of the Securities Act, and Section 21E of the Exchange Act), which reflect the Company’s expectations and projections regarding future events and plans, the Company’s future financial condition, results of operations, liquidity and business, including the timing for the filing of the Company’s Form 10-Q, the earnings conference call, acquisitions, rent receipts, rent relief requests and the withdrawal of 2020 guidance. Generally, the words “anticipates,” “assumes,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company’s control, that could cause actual events and plans or could cause the Company’s business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the duration and extent of the impact of COVID-19 on our business and the businesses of our tenants (including their ability to timely make rent payments) and the economy generally; the Company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the Company’s ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to the Company’s properties; risks accompanying the management of its industrial partnership and office partnership; the impact of impairment charges in respect of certain of the Company’s properties; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in-common and Delaware statutory trust real estate programs and the Company’s management with respect to such programs; competition in the acquisition and disposition of properties; the inability to acquire, dispose of, or lease properties on advantageous terms; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of the Company’s tenants, which are heightened as a result of the COVID-19 pandemic; risks associated with the Company’s substantial indebtedness, including that such indebtedness may affect the Company’s ability to pay dividends and that the terms and restrictions within the agreements governing the Company’s indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued April 20, 2020 relating to the Announcement of First Quarter 2020 Quarterly Report Date and Company and COVID-19 Update
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Executive Vice President, General Counsel and Secretary

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Executive Vice President, General Counsel and Secretary
Date: April 20, 2020